Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies
Commitments and Contingencies

21. Commitments and Contingencies

(a) Capital Commitments

As of December 31, 2024, capital commitments relating to leasehold improvement were approximately RMB1,079.

(b) Contingencies

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of these unresolved matters, individually and in the aggregate, is likely to have a material adverse effect on the Group’s financial position, results of operations or cash flows. However, litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. If an unfavorable outcome were to occur, there exists the possibility of a material adverse impact on the Group’s financial position and results of operations for the periods in which the unfavorable outcome occurs.

(c) Other commitments

Deposits or guarantees are required by the Group’s business partners for air ticketing and tourist attraction tickets. Letters of guarantee are issued by banks to the Group’s business partners with total amount of RMB30.0 million and RMB22.1 million as of December 31, 2023 and 2024, respectively. The issuance of letter of guarantee is collateralized by the Group’s bank deposits of RMB30.0 million and RMB22.1 million as of December 31, 2023 and 2024, respectively, which were recorded in restricted cash and long-term investment.